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                                                                      EXHIBIT 25

                                POWER OF ATTORNEY


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                                                                      Exhibit 25
                          ATLAS AMERICA PUBLIC #10 LTD.
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, Inc., a Pennsylvania corporation which has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form SB-2 relating to certain securities of Atlas America Public #10 Ltd., constitutes and appoints James R. O'Mara and Jack L. Hollander, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power on the part of each of said attorneys-in-fact to act without the other attorney-in-fact or any other person, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:     August 9, 2001           /s/ James R. O'Mara
                                    -------------------------------------------
                                    James R. O'Mara, President, Chief Executive
                                    Officer and a Director

Dated:     August 9, 2001           /s/ Frank P. Carolas
                                    -------------------------------------------
                                    Frank P. Carolas, Executive Vice President
                                    -- Land and Geology and a Director

Dated:     August 9, 2001           /s/ Jeffrey C. Simmons
                                    -------------------------------------------
                                    Jeffrey C. Simmons, Executive Vice President
                                    - Operations and a Director

Dated:     ________, 2001
                                    -------------------------------------------
                                    Nancy J. McGurk, Vice President, Chief
                                    Financial Officer and Chief Accounting
                                    Officer

Dated:     August 9, 2001           /s/ Louis Tierno, Jr.
                                    -------------------------------------------
                                    Louis Tierno, Jr., Controller and Assistant
                                    Secretary

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                                                                      Exhibit 25
                          ATLAS AMERICA PUBLIC #10 LTD.
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, Inc., a Pennsylvania corporation which has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form SB-2 relating to certain securities of Atlas America Public #10 Ltd., constitutes and appoints James R. O'Mara and Jack L. Hollander, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power on the part of each of said attorneys-in-fact to act without the other attorney-in-fact or any other person, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    _________, 2001
                                     -------------------------------------------
                                     James R. O'Mara, President, Chief Executive
                                     Officer and a Director

Dated:    _________, 2001
                                     -------------------------------------------
                                     Frank P. Carolas, Executive Vice President
                                     - Land and Geology and a Director

Dated:    _________, 2001
                                     -------------------------------------------
                                     Jeffrey C.Simmons, Executive Vice President
                                     - Operations and a Director

Dated:    August 9, 2001             /s/ Nancy J. Mcgurk
                                     -------------------  ----------------------
                                     Nancy J. McGurk, Vice President, Chief
                                     Financial Officer and Chief Accounting
                                     Officer

Dated:     _________, 2001
                                     -------------------------------------------
                                     Louis Tierno, Jr., Controller and Assistant
                                     Secretary